EXHIBIT 99.1

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the "Agreement"), with an effective date of August 1, 2016 (the "Effective Date"), is entered into by and between Bravatek Solutions, Inc., a Colorado corporation (the "Company") and YKTG, LLC, a Pennsylvania limited liability company ("Consultant"). Each of the Parties to this Agreement is individually referred to herein as a "Party" and collectively as the "Parties."

WHEREAS:

A.	The Company is interested in expanding operations in the telecom services industry, and Consultant is a contractor in the telecom services industry with relationships with large telecom customers including Verizon, Sprint and AT&T;

B.	Consultant is offering its services as a consultant to the Company;

C.	The Company desires to retain Consultant as an independent contractor and to memorialize the terms or the Parties' arrangement by entering into this written Agreement; and,

D.	The Parties agree that this Agreement reflects the entire understanding and agreements between the Parties hereto with respect to the subject matter hereof.

AGREEMENT:

In consideration of the foregoing and of the mutual promises set forth herein, and intending to be legally bound, the Parties hereto agree as follows:

1. Engagement.

(a) The Company hereby engages Consultant to, as an independent contractor, provide the following services (collectively, the "Services"): assist in the selection and management of subcontractors for new and forthcoming POs from major telecom carries (Verizon, Sprint, AT&T, etc.), offer PMO skills, systems, tools, and advice to the Company and the Company's strategic alliance partners, provide sales personnel and management to assist the Company with obtaining additional telecom purchase orders, provide sales leads for government telecom applications, assist the Company to drive sales for its existing "IDIQ" contracts, and assist the Company in updating its five-year strategic business plan.

(b) Consultant hereby accepts the engagement to provide the Services to the Company on the terms and conditions set forth herein.

2. Compensation. In consideration of the Services to be performed by Consultant hereunder, the Company shall pay Consultant an equity fee of 10,000,000 shares of the Company's common stock, which shall be due and payable as of the Effective Date hereof.

3. Term and Termination.

(a) Term. This Agreement shall commence on the Effective Date and shall continue until the earlier of twelve (12) months after the Effective Date or either Party provides written notice to the other of its intention to terminate the Agreement pursuant to Paragraph 3(d). Upon the expiration or termination of this Agreement (the "Termination Date"): (a) each Party shall return the other's Protected Information (as defined herein) in its possession or control; (b) all amounts not disputed in good faith that are owed by each Party to the other Party under this Agreement which accrued before such termination or expiration will be immediately due and payable; and (c) Consultant shall sign whatever documents may be requested to formalize termination of this Agreement.

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(b) Termination for Cause. The Company may, at its option and upon resolution of the Board of Directors (the "Board"), immediately terminate this Agreement forthwith for "cause," including, without limitation, any obligation to pay compensation under this Agreement (except to the extent accrued to the date of termination). For purposes of this Agreement, "Cause" shall mean: (a) material breach of this Agreement; (b) gross negligence in the performance or intentional non-performance of the Services; (c) dishonesty, fraud or misconduct with respect to the business or affairs of the Company which materially affects the operations or reputation of the Company; or (d) Consultant's conviction of a felony or other crime involving moral turpitude.

(c) [Intentionally Deleted].

(d) Either Party may terminate this Agreement at any time, for any reason or no reason, by providing two (2) business days' written notice of termination to the other. Termination shall be effective two business days after delivery of such notice of termination.

4. Consultant's Business Activities During the Term.

Consultant shall devote such time, attention and energy to the business and affairs of the Company as requested by the Company, and in any event, no less than the amount of time reasonably necessary to perform the Services.

5. [Intentionally Deleted].

6. Representations and Warranties.

(a) Consultant represents and warrants that: (i) Consultant has no obligations, legal or otherwise, inconsistent with the terms of this Agreement or with Consultant's undertaking this relationship with the Company; (ii) the performance of the Services called for by this Agreement does not and will not violate any applicable law, rule or regulation or any proprietary or other right of any third party; and (iii) Consultant will not use in the performance of its responsibilities under this Agreement any confidential information or trade secrets of any other person or entity.

(b) Consultant further represents and warrants that it will provide bona fide services to the Company, that such services are not in connection with the offer or sale of securities in a capital-raising transaction, that such services do not directly or indirectly promote or maintain a market for the Company's securities, that, by prearrangement or otherwise, the Company, including all affiliates, will not control or direct the resale of the securities received hereunder in the public market, and that the Company, including all affiliates, will not directly or indirectly receive a percentage of the proceeds from such resales of any securities received by Consultant.

7. Patent Rights, Invention and Intellectual Property, Including Rights to Photography. All rights, title and interest to any and all inventions, discoveries, data, photographs, biological materials or software arising from any work or research conducted under this Agreement, whether or not patentable, shall belong to Company, and Consultant hereby covenants and agrees to fully cooperate in the execution of any documents (whether an assignment of intellectual property to the Company or otherwise) which may be at any time requested by Company.

8. Indemnification. Each Party hereby indemnifies and agrees to defend and hold harmless the other from and against any and all claims, demands and actions, and any liabilities, damages or expenses resulting therefrom, including court costs and reasonable attorneys' fees, arising out of any breach of this Agreement or the representations and warranties made by the Parties. The Parties' obligations under this Paragraph 8 hereof shall survive the termination, for any reason, of this Agreement.

9. [Intentionally Deleted].

10. Attorney's Fees. Should either Party hereto, or any heir, personal representative, successor or assign of either Party hereto, resort to litigation to enforce this Agreement, the Party or Parties prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to recover its or their reasonable attorneys' fees and costs in such litigation from the Party or Parties against whom enforcement was sought.

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11. Entire Agreement. This Agreement contains the entire understanding and agreement between the Parties hereto with respect to its subject matter and supersedes any prior or contemporaneous written or oral agreements, representations or warranties between them respecting the subject matter hereof.

12. Amendment. This Agreement may be amended only by a writing signed by Consultant and by a representative of the Company duly authorized.

13. Severability. If any provision of this Agreement, as applied to either Party or to any circumstances, shall be adjudged by a court to be void or unenforceable, the same shall be deemed stricken from this Agreement and shall in no way affect any other provision of this Agreement or the validity or enforceability of this Agreement. In the event any such provision (the "Applicable Provision") is so adjudged void or unenforceable, Consultant and the Company shall take the following actions in the following order: (i) seek judicial reformation of the Applicable Provision; and (ii) negotiate in good faith with each other to replace the Applicable Provision with a lawful provision meeting the original purpose of the Applicable Provision.

14. Rights Cumulative. The rights and remedies provided by this Agreement are cumulative, and the exercise of any right or remedy by either Party hereto (or by its successors), whether pursuant to this Agreement, to any other agreement, or to law, shall not preclude or waive its right to exercise any or all other rights and remedies.

15. Nonwaiver. No failure or neglect of either Party hereto in any instance to exercise any right, power or privilege hereunder or under law shall constitute a waiver of any other right, power or privilege or of the same right, power or privilege in any other instance. All waivers by either Party hereto must be contained in a written instrument signed by the Party to be charged and, in the case of the Company, by an executive officer of the Company or other person duly authorized by the Company.

16. No Mitigation. In the event this Agreement is terminated for any reason prior to its expiration, Consultant shall not be required to mitigate damages hereunder, nor shall the Company be entitled to offset from any sums owing to Consultant under the terms of this Agreement.

17. No Implied Contract. The Parties intend to be bound only upon execution of this Agreement and no negotiation, exchange or draft or partial performance shall be deemed to imply an agreement. Neither the continuation of Services by Consultant nor any other conduct shall be deemed to imply a continuing agreement upon the expiration of this Agreement.

18. Survival of Terms. Consultant's obligations under Paragraphs 5, 6, 7, 8, 10, 20, 21 and 28 hereof shall remain in full force and effect after termination of the Agreement and for the entire period provided in such paragraph, if any, notwithstanding the termination of the Agreement or otherwise.

19. Execution of the Agreement. The Company and the party executing this Agreement on behalf of the Company has the requisite corporate power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder. All corporate proceedings have been taken and all corporate authorizations and approvals have been secured which are necessary to authorize the execution, delivery and performance by the Company of this Agreement. This Agreement has been duly and validly executed and delivered by the Company and constitutes the valid and binding obligations of the Company, enforceable in accordance with the respective terms. Upon delivery of this Agreement to Consultant, this Agreement, and the other agreements referred to herein, will constitute the valid and binding obligations of the Company, and will be enforceable in accordance with their respective terms.

20. [Intentionally Deleted].

21. Confidentiality.

(a) For purposes of this Agreement, "Protected Information" subject to the provisions of Paragraph 21(b) means: (a) all work product; and (b) all trade secrets or other confidential or proprietary information owned, developed or possessed by the Company or any of its affiliates, whether in tangible or intangible form, pertaining to the business of the Company or any of its affiliates, including, without limitation, research and development operations, systems, databases, computer programs and software, designs, models, operating procedures, knowledge of the organization, products (including process, costs, sales or content), processes, techniques, machinery, contracts, financial information or prospective customers, identities or individual contacts of business entities which are customers or prospective customers, preferences, business or habits and business relationships, whether developed prior to the date of this Agreement or hereafter, and made known to Consultant, whether or not developed, devised or otherwise created in whole or in part by Consultant's efforts, by reason of Consultant's engagement by the Company.

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(b) Notwithstanding Paragraph 21(a), Protected Information will not include information which: (a) at or prior to the time of disclosure by the Company to Consultant was already known to Consultant (as evidenced in writing), except to the extent unlawfully appropriated; (b) at or after the time of disclosure by the Company to Consultant becomes generally available to the public other than through any act or omission on Consultant's part; or (c) Consultant receives from a third party free to make such disclosure without breach of any legal obligation.

(c) No Unauthorized Use or Disclosure of Protected Information.

(i) During and at all times after the Term, Consultant agrees that it will maintain the Protected Information in strict confidence, and shall use the Protected Information only for the purposes set forth in this Agreement.

(ii) During and at all times after the Term, Consultant agrees that it will not: (i) use or disclose any Protected Information in contravention of the Company's policies or procedures made known to Consultant; (ii) use or disclose any Protected Information in contravention of any lawful instruction or directive, either written or oral, of any Company employee; (iii) use or disclose any Protected Information in contravention of any duty existing under law or contract; (iv) use or disclose any Protected Information knowingly to the detriment of the Company; (v) use or disclose any Protected Information to any third party without the express written consent of the Company; (vi) use or disclose any Protected Information for a purpose other than for which Consultant is authorized under this Agreement; or (vii) otherwise take any action inconsistent with the Company's measures to protect its interests in the Protected Information, or any action which would constitute or facilitate the unauthorized use or disclosure of Protected Information.

(d) Promptly upon the termination of this Agreement, for any reason, or any time at the request of the Company, Consultant will deliver to the Company all property or materials within Consultant's possession or control which belong to the Company or its affiliates or which contain or are based upon Protected Information (including notes, presentations, reports, charts, spreadsheets and other documents which contain or reflect Protected Information).

(e) If Consultant is required to disclose any Protected Information pursuant to any applicable statute, regulation, order, subpoena or document discovery request, Consultant may do so, provided that prior written notice of such disclosure is furnished to the Company as soon as practicable in order to afford the Company an opportunity to seek a protective order.

22. Successors and Assigns. Subject to the other provisions of this Agreement, the rights and obligations of the Company under this Agreement shall be binding on and inure to the benefit of the Company, its successors and permitted assigns. The rights and obligations of Consultant under this Agreement shall be binding on and inure to the benefit of the heirs and legal representatives of Consultant.

23. Agreement to Perform Necessary Acts. Consultant and the Company agree to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

24. Assignment. Consultant may not assign this Agreement without the Company's prior written consent. This Agreement may be assigned by the Company in connection with a merger, corporate reorganization or sale of all or substantially all of its assets, and in other instances with Consultant's consent which consent shall not be unreasonably withheld or delayed, subject to the termination provisions in Paragraph 3 above. Compensation under this Agreement is assignable at the discretion of Consultant.

25. Independent Contractor. The relationship between Consultant and the Company is that of independent contractor under a "work for hire" arrangement. This Agreement is not authority for Consultant to act for the Company as its agent or make commitments for the Company. Consultant retains the discretion in performing the tasks assigned, within the scope of work specified.

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26. Taxes. Consultant agrees to pay all taxes that may be imposed upon Consultant with respect to the fees paid to Consultant hereunder.

27. Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

28. Governing Law; Jurisdiction and Venue. This Agreement and all matters or issues collateral thereto shall be governed by the laws of the Commonwealth of Virginia applicable to contracts entered into and performed entirely therein. Exclusive jurisdiction and venue for any and all actions brought hereunder shall be in the state or federal courts located in the County of Fairfax, Virginia, and each of the parties specifically consents to the jurisdiction of such courts and agrees that venue shall properly lie in such courts.

29. Facsimile Certification. A facsimile copy of this Agreement signed by any and/or all Parties shall have the same binding and legal effect as an original of the same.

30. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument. Regardless of whether this Agreement is executed in one or more counterparts, each such counterpart may be executed by actual or facsimile signature(s).

IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first above written.

THE COMPANY:

Bravatek Solutions, Inc.

Date: August 1, 2016	By:	/s/ Thomas A. Cellucci
	Name:	Thomas A. Cellucci
	Its:	Chairman & CEO

CONSULTANT:

YKTG, LLC

Date: August 1, 2016	By:	/s/ Andrew P. Woods III
	Name:	Andrew P. Woods III
Its:

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